UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2011 (May 26, 2011)

INTERNATIONAL COAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32679	20-2641185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Corporate Centre Drive Scott Depot, West Virginia		25560
(Address of principal executive offices)		(Zip Code)

(304) 760-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

As previously reported, on May 2, 2011, Arch Coal, Inc., a Delaware corporation (“Arch”), Atlas Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Arch (“Merger Sub”), and International Coal Group, Inc., a Delaware corporation (“ICG” or the “Company”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement and upon the terms and conditions thereof, on May 16, 2011, Merger Sub commenced a tender offer (the “Offer”) to acquire all of the outstanding shares of ICG’s common stock, par value $0.01 per share, (the “Shares”) for $14.60 per share in cash, without interest (the “Offer Price”).

On May 26, 2011, in connection with the memorandum of understanding described below, Arch, Merger Sub and ICG entered into an amendment to the Merger Agreement (the “Amendment”) that reduces the Company Termination Fee (as defined in the Merger Agreement) from $115 million to $105 million.

The Merger Agreement, as amended, remains in full force and effect. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Amendment has been incorporated herein by reference to provide information regarding its terms and is not intended to modify or supplement any factual disclosures about Arch, Merger Sub or ICG in any public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, the assertions embodied in the representations, warranties and covenants contained in the Merger Agreement, as amended, were made only for the purposes of such agreement, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by information in confidential disclosure schedules provided by ICG to Arch in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, the representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Arch, Merger Sub and ICG, rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about Arch, Merger Sub or ICG. The representations and warranties set forth in the Merger Agreement may also be subject to a contractual standard of materiality different from that generally applicable to investors under federal securities laws.

Item 8.01 Other Events.

Memorandum of Understanding

On May 9 and May 11, 2011, two putative class action lawsuits were filed in the Court of Chancery of the State of Delaware purportedly on behalf of a class of stockholders of the Company, respectively docketed as Kirby v. International Coal Group, Inc., et al., Case No. 6464 and Kramer v. Wilbur L. Ross, Jr., et al., Case No. 6470. On May 19, 2011, a putative class action lawsuit was filed in the Court of Chancery of Delaware purportedly on behalf of a class of stockholders of the Company, docketed as Isakov v. International Coal Group, Inc., et al., Case No. 6505 (collectively with the Kirby and Kramer actions, the “Delaware Actions”). Each of the complaints names as defendants the Company, members of the Company’s Board of Directors (the “Company Board”), Arch and Merger Sub. Each of the complaints alleges, inter alia, that the members of the Company Board breached fiduciary duties owed to the Company’s stockholders by failing to take steps to maximize the value of the Company to its stockholders or engage in an appropriate sales process in connection with the proposed transaction and that Arch and Merger Sub aided and abetted the alleged breach. The Isakov complaint further alleges that the members of the Company Board breached their fiduciary duties by failing to disclose material information in the Company’s Schedule 14D-9 filed on May 16, 2011 (as amended from time to time, the “Schedule 14D-9”). Plaintiffs seek relief that includes, inter alia, an injunction prohibiting the proposed transaction, an accounting, and costs and disbursements of the action, including attorneys’ fees and experts’ fees.

The defendants named in the Delaware Actions (the “Delaware Defendants”) believe that the Delaware Actions are entirely without merit, and that they have valid defenses to all claims raised by the plaintiffs named in the Delaware Actions (collectively, the “Delaware Plaintiffs”). Nevertheless, and despite their belief that they ultimately would have prevailed in the defense of the Delaware Plaintiffs’ claims, to avoid the time and expense that would be incurred by further litigation and the uncertainties inherent in such litigation, on May 26, 2011, the parties to the Delaware Actions entered into a memorandum of understanding (the “MOU”) regarding a proposed settlement of all claims asserted therein. In connection with the MOU, Arch and Merger Sub agreed to reduce the amount of the proposed transaction’s termination fee by $10 million, from $115 million to $105 million, and the Company agreed to make certain supplemental disclosures in its Schedule 14D-9. The settlement is contingent upon, among other things, the execution of a formal stipulation of settlement and court approval, as well as the consummation of the proposed transaction. This foregoing description of the MOU is qualified in its entirety by reference to the MOU, which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information

This filing is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any shares of ICG’s common stock. The Offer described in this report commenced on May 16, 2011, and, in connection with the Offer, Arch has caused Merger Sub to file with the SEC a tender offer statement on Schedule TO (including the offer to purchase, letter of transmittal and related tender offer documents). ICG has filed with the SEC a solicitation/recommendation statement with respect to the tender offer on Schedule 14D-9. Investors and securityholders are advised to read carefully these documents, and the amendments thereto that have been or will be filed with SEC, because they contain important information. Investors and securityholders may obtain free copies of these statements and other documents filed with respect to the tender offer at the SEC’s website at www.sec.gov. In addition, copies of the tender offer statement and related materials may be obtained for free by directing such requests to the information agent for the tender offer or by directing such requests to Arch’s investor and public relations at the phone number below. The solicitation/recommendation statement and related documents may be obtained by directing such requests to Ross Mazza at the phone number or e-mail address below.

Information Agent:

Innisfree M&A Incorporated

Stockholders may call toll free (877) 717-3922

Banks and brokers may call collect (212) 750-5833

Arch Coal, Inc.

Investor and Public Relations

(314) 994-2897

Ross Mazza

(304) 760-2526

rmazza@intlcoal.com

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Amendment to Agreement and Plan of Merger, dated as of May 26, 2011, by and among Arch Coal, Inc., Atlas Acquisition Corp. and International Coal Group, Inc.

99.1	Memorandum of Understanding, dated as of May 26, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL COAL GROUP, INC.

By:	/s/ Roger L. Nicholson
Name:	Roger L. Nicholson
Title:	Senior Vice President, Secretary and General Counsel

Date: May 27, 2011

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amendment to Agreement and Plan of Merger, dated as of May 26, 2011, by and among Arch Coal, Inc., Atlas Acquisition Corp. and International Coal Group, Inc.

99.1	Memorandum of Understanding, dated as of May 26, 2011.